UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported event): November 11, 2021

ZNERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55152	46-1845946
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

808A S. Huntington St.

Syracuse, IN 46567

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (800) 931 - 5662

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Symbol	Name of each exchange on which registered
Common	ZNRG	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)	Dismissal of Registered Public Accounting Firm

On November 11, 2021, the Company dismissed Marcum, LLP (“Marcum”) as the independent registered public accounting firm of Znergy, Inc. (the “Company”). The decision to dismiss Marcum as the Company’s principal independent accountants was approved by the Company’s Board of Directors.

Marcum’s financial report for the fiscal year ending 2018 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that the report of Marcum for the year ended December 31, 2018 included an explanatory paragraph raising substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal year ended December 31, 2018, and in the subsequent interim periods through November 11, 2021, the date of dismissal of Marcum, (a) there were no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved, to the satisfaction of Marcum, would have caused them to make reference to the subject matter of the disagreements in its reports on the financial statements for such year and (b) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except for the material weaknesses regarding the Company’s internal control over financial reporting disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

The Company has provided a copy of the above disclosures to Marcum on November 12, 2021 and requested it to provide a letter addressed to the U.S. Securities and Exchange Commission stating whether or not agrees with the above disclosures. As required, the Company will attach Marcum’s letter as an exhibit.

(b)	New Independent Registered Public Accounting Firm.

On November 12, 2021, the Company’s board of directors approved the appointment of Cherry Bekaert LLP as its new independent public accounting firm.

During the fiscal year ended December 31, 2018 and the subsequent interim periods prior to the engagement of Cherry Bekaert, the Company has not consulted with Cherry Bekaert regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that Cherry Bekaert concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (iii) any matter that was the subject of a disagreement (as defined in (o)(1)(4)) or a reportable event (as defined in 304(a)(1)(v)).

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report:

Exhibit No. 16.1	Description of Exhibit Letter from Marcum LLP dated November 15, 2021

Forward-Looking Statements

This Current Report on form 8-K/A contains forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions. Our actual results could differ materially from those predicted or implied.  Undue reliance should not be placed on the forward-looking statements in this Current Report on Form 8-K/A.  We assume no obligation to update such statements.

SIG1NATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZNERGY, INC.

Date: November 12, 2021	By:	/s/ Dave Baker
Dave Baker
Chief Executive Officer